UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 31, 2017

Pioneer Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Missouri	333-103293	44-0607504
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

4700 Belleview Avenue, Suite 300, Kansas City, Missouri	64112
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (816) 756-2020

Not Applicable
(Former name, former address and former fiscal year, if
changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

  Item 1.01 Entry Into a Material Definitive Agreements.
On May 31, 2017, Pioneer Financial Services, Inc. (the “Company”) entered into Amendment No. 2 to Credit Agreement (the “Amendment”) to the Credit Agreement, dated as of December 23, 2015 (“Credit Agreement”), by and among the Company, certain affiliates thereof, the PrivateBank and Trust Company, as administrative agent and syndication agent for the lenders ("Agent") and other various financial institutions. Certain capitalized terms referenced in the Amendment and summarized herein have the specific meaning given to them in the Credit Agreement.

The Amendment, among other things, including customary reaffirmations and representations, provides the Company with a required consent to a name change of PSLF, amends certain definitions, makes changes to the borrowing procedures to lower the minimum amount and increments for borrowing, amends permitted uses of proceeds, amends certain provisions regarding intercompany debt and amends provisions restricting certain payments to allow certain payments of subordinated debt. The following summarizes in additional detail these provisions of the Amendment.
The Company advised the Agent and the Lenders that PSLF, Inc., a Missouri corporation desired to change its name to Pioneer Services Corp., a Missouri corporation (the “Name Change”). The Amendment provides that the Lenders and the Administrative Agent give consent to such Name Change, as required under Section 5.3 of the Guaranty and Collateral Agreement and under Section 11.5 of the Credit Agreement.
The Amendment deletes and replaces the definition of "Investment Note Documents" under Section 1.1 of the Credit Agreement. "Investment Note Documents" is amended to mean each of the 2009 Indenture, the Investment Notes and all other agreements, instruments and other documents pursuant to which the Investor Notes have been or will be issued or otherwise setting forth the terms of the Investor Notes.
The Amendment deletes and replaces the last sentence of Section 2.2.2 of the Credit Agreement. The amended provision lowers the required Borrowing Base minimum borrowings and integrals by providing that each Base Rate borrowing shall be in an aggregate amount of at least $1,000,000 and an integral multiple of $500,000, and each LIBOR borrowing shall be in an aggregate amount of at least $10,000,000 and an integral multiple of at least $2,500,000.
The Amendment deletes and replaces in its entirety Section 10.6 of the Credit Agreement. The Amendment expands the permitted uses of proceeds to allow Company to use the proceeds of the Loans to prepay and/or pay principal and interest when due on Investment Notes and Subordinated Notes to the extent permitted under Section 11.3(d) and such payment is permitted pursuant to the terms of the applicable Investment Note Documents and the Subordination Agreement.
The Amendment deletes and replaces in its entirety Section 11.1(c) of the Credit Agreement. The Amendment makes certain clarification with regard to the rights of the Agent with respect to the collateral assignment and subordination of intercompany notes.
The Amendment deletes and replaces in its entirety Section 11.3(c) and 11.3(d) of the Credit Agreement. The amended provisions provide for additional permitted payments by amending the provisions restricting certain payments to allow the Company to make certain payments of principal or interest under the Investment Notes and/or Subordinated Debt, provided that certain covenants and conditions are met and no event of default exists.
The preceding summary of the Amendment, Credit Agreement and the exhibits thereto is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.

Pursuant to the rules and regulations of the SEC, the Company has filed the Amendment as an exhibit to this current report on Form 8-K.

The Amendment contains a reaffirmation of representations, warranties and covenants by the parties and other factual information about the Company or MidCountry Financial Corp. or their respective businesses or operations. The reaffirmations of these representations, warranties covenants and other factual statements: (i) have been made solely for the benefit of the other party or parties to such agreements and amendments; (ii) were made only as of the date of such agreements and amendments or such other date(s) as expressly set forth in such agreements or amendments and are subject to more recent developments, which may not be fully reflected in our public disclosure; (iii) may have been subject to qualifications with respect to materiality, knowledge and other matters, which qualifications modify, qualify and create exceptions to the representations, warranties and covenants in the agreements or amendments; (iv) may be qualified by disclosures made to such other party or parties in connection with signing such agreements or amendments, which disclosures contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants in such agreements or amendments; (v) have been made to reflect the allocation of risk among the parties to such agreements or amendments rather than establishing matters as facts; and (vi) may apply materiality standards different from what may be viewed as material to investors. Accordingly, these representations, warranties, covenants and statements of fact should not be relied upon by investors as they may not describe the Company's actual state of affairs as of May 31, 2017 or as of the date of filing this current report on Form 8-K.

Exhibit No.	Description of Exhibit
10.1
Amendment No. 2, dated May 31, 2017, to Credit Agreement dated as of December 23, 2015, among Pioneer Financial Services, Inc., PSLF, Inc., Pioneer Services Sales Finance, Inc., the various financial institutions party thereto, and The PrivateBank and Trust Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Name	Title	Date

/s/ Timothy L. Stanley	Chief Executive Officer, Vice Chairman of the	May 31, 2017
Timothy L. Stanley	Board (Principal Executive Officer)

 EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1
Amendment No. 2, dated May 31, 2017, to Credit Agreement dated as of December 23, 2015, among Pioneer Financial Services, Inc., PSLF, Inc., Pioneer Services Sales Finance, Inc., the various financial institutions party thereto, and The PrivateBank and Trust Company.